UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
_______________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 30, 2019
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Walnut Street Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FMC	New York Stock Exchange

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

Item 5.07.    Submission of Matters to a Vote of Security Holders

(a)	We held our annual meeting of stockholders on April 30, 2019 (the “Annual Meeting”); 131,608,289 shares of common stock were entitled to be voted; 117,107,651 shares were voted in person or by proxy.

(b)
At the Annual Meeting, Pierre Brondeau, Eduardo E. Cordeiro, G. Peter D’Aloia, C. Scott Greer, K’Lynne Johnson, Dirk A. Kempthorne, Paul J. Norris, Margareth Øvrum, Robert C. Pallash, William H. Powell and Vincent R. Volpe, Jr. were each duly nominated for, and elected by the stockholders to our Board of Directors (the “Board”). These individuals will serve on our Board for a one-year term expiring in 2020. The number of votes cast for, withheld, abstained, and the number of broker non-votes with respect to each nominee is set forth below:

	For	Withhold	Abstain	Broker Non-Votes
Pierre Brondeau	103,221,526	4,670,077	401,863	8,814,185
Eduardo E. Cordeiro	107,064,557	986,757	242,152	8,814,185
G. Peter D'Aloia	104,909,708	3,143,392	240,366	8,814,185
C. Scott Greer	104,311,733	3,735,118	246,615	8,814,185
K’Lynne Johnson	107,736,760	315,453	241,253	8,814,185
Dirk A. Kempthorne	106,980,778	1,087,994	224,694	8,814,185
Paul J. Norris	103,582,950	4,466,423	244,093	8,814,185
Margareth Øvrum	106,717,166	1,258,422	317,878	8,814,185
Robert C. Pallash	106,625,477	1,413,959	254,030	8,814,185
William H. Powell	107,663,647	382,904	246,915	8,814,185
Vincent R. Volpe, Jr	106,333,956	1,707,761	251,749	8,814,185

Accordingly, each of the nominees was duly elected.

(c)
At the Annual Meeting, the stockholders also voted on the ratification of the Audit Committee’s approval for the continuing service of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The number of votes cast for, against and abstained with respect to this proposal is set forth below:

Votes
For:	112,744,597
Against:	3,865,306
Abstain:	497,748

Accordingly, the selection of KPMG LLP as the company’s independent registered public accounting firm for 2019 was ratified.

(d)
At the Annual Meeting, the stockholders also voted, in a non-binding advisory vote, to approve the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The number of votes cast for, against and abstained, and the number of broker non-votes, with respect to this proposal is set forth below:

Votes
For:	100,790,836
Against:	7,053,634
Abstain:	448,996
Broker Non-Votes:	8,814,185

(e)
At the Annual Meeting, the stockholders also voted to approve a proposed amendment to the Company’s Restated Certificate of Incorporation and the Company’s Restated By-Laws to remove the supermajority vote requirement for the removal of directors. The number of votes cast for, against and abstained with respect to this proposal is set forth below:

Votes
For:	107,675,294
Against:	299,229
Abstain:	318,943
Broker Non-Votes:	8,814,185

Accordingly, the proposed amendment to the Company’s Restated Certificate of Incorporation and the Company’s Restated By-Laws to remove the supermajority vote requirement for the removal of directors was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/s/ MICHAEL F. REILLY
Michael F. Reilly Executive Vice President, General Counsel and Secretary
Date: May 1, 2019